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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 March 22, 2004
                Date of Report (Date of earliest event reported)


                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)

            Delaware                     001-16179               72-1409562
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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                                       -2-
Item 5. Other Events.

On March 23, 2004, the Company announced that Gary L. Hall was resigning as Vice Chairman and Director of the Company to pursue other personal interests. In connection with his resignation, Mr. Hall will receive his salary through January 15, 2005, the term of his current employment agreement with the Company. In addition, all of Mr. Hall's unvested options will fully vest and remain exercisable until the first anniversary of the effective date of his resignation. A copy of the letter from the Company to Mr. Hall outlining the terms applicable to Mr. Hall's resignation is attached as exhibit 99.1 hereto and incorporated herein by reference. A copy of the press release announcing Mr. Hall's resignation is attached as exhibit 99.2 hereto and incorporated herein by reference.



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                                  EXHIBIT INDEX

Exhibit No.             Description
-----------             -----------

     99.1 Letter from Energy Partners, Ltd. to Gary L. Hall, dated March 22,
          2004

     99.2 Press Release, dated March 23, 2004



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 23, 2004

                               ENERGY PARTNERS, LTD.


                               By:  /s/ Suzanne V. Baer
                                    --------------------------------------
                                    Suzanne V. Baer
                                    Executive Vice President and Chief
                                    Financial Officer
                                    (Authorized Officer and Principal
                                    Financial Officer)